2008 Guidance & Market Outlook Conference Call December 20, 2007

Financial & Market Outlook Jeffrey T. Gill President and CEO T. Scott Hatton Vice President and Chief Financial Officer

Disclosures Safe Harbor Disclaimer Each;forward-looking statement; herein is subject to serious risks and should not be relied upon, as detailed in our most recent Form 10-K and Form 10-Q and subsequent SEC filings. Briefly, we currently believe that such risks also include: our ability to liquidate our unsecured claims against, and/or equity interests in, Dana at satisfactory valuation levels; costs and inefficiencies of restructuring our manufacturing capacity; breakdowns, relocations or major repairs of machinery and equipment; our inability to successfully launch new or next generation programs; impairments, non-recoverability or write-offs of goodwill, assets or deferred costs; the cost, efficiency and yield of our operations and capital investments, including working capital, production schedules, cycle times, scrap rates, injuries, wages, overtime costs, freight or expediting costs; cost and availability of raw materials such as steel, component parts, natural gas or utilities; volatility of our customers; forecasts, financial conditions, market shares, product requirements or scheduling demands; cyclical or other downturns; adverse impacts of new technologies or other competitive pressures which increase our costs or erode our margins; failure to adequately insure or to identify environmental or other insurable risks; inventory valuation risks including obsolescence, shrinkage, theft, overstocking or underbilling; changes in government or other customer programs; reliance on major customers or suppliers, especially in the automotive or aerospace and defense electronics sectors; revised contract prices or estimates of major contract costs; dependence on, recruitment or retention of key employees; union negotiations; pension valuation, health care or other benefit costs; labor relations; strikes; risks of foreign operations; currency exchange rates; the costs and supply of debt, equity capital, or insurance; changes in licenses, security clearances, or other legal rights to operate, manage our work force or import and export as needed; weaknesses in internal controls; the costs of compliance with our auditing, regulatory or contractual obligations; regulatory actions or sanctions; disputes or litigation, involving customer, supplier, creditor, stockholder, product liability, asbestos-related or environmental claims including potential, pre-existing product liability and unknown warranty claims that were preserved in our settlement agreement with Dana; war, terrorism or political uncertainty; unanticipated or uninsured disasters, losses or business risks; inaccurate data about markets, customers or business conditions; or unknown risks and uncertainties. Non-GAAP Financial Measures Any non-GAAP measures, and their related reconciliation to GAAP measures, are provided and available on the company's website: www.sypris.com

Overview Market Outlook Conclusion 2007 Update 2008 Forecast Summary;A Session Agenda

2007 Overview Preliminary Results: EPS expected to be $0.07 to $0.10 lower than prior guidance primarily due to $10 million shortfall in SIG revenue; due to report on February 28 Revenue down year over year Reflecting a 44% and 22% decline in production of heavy and mediumduty commercial vehicles, respectively, resulting in a substantial reduction in revenue for our Industrial Group Offset by double digit growth from our Electronics Group that benefited from the initial launch of a new secure program Energy and calibration businesses continued to grow Dana settlement resulted in a new supply agreement extending through the year 2014 and included the award of a $90 million claim to Sypris In short, it was a very difficult year, but included many important accomplishments that are expected to serve as the foundation for the continued development of the Company going forward Overview

Market Outlook Industrial Group; The outlook for commercial vehicle, trailer and SUV production in 2008 has changed materially in recent months; The forecast for heavy vehicle production by ACT has been reduced by 17% from its October forecast (259,000 versus 216,000), reflecting the impact of high fuel prices, tight credit, lower freight volumes and weak economy; The outlook from ACT for medium-duty vehicle production has been reduced by 13% from October (238,000 versus 206,000), reflecting the same factors; As a result, commercial vehicle volume in 2008 is expected to be on par with 2007; Production of trailers is expected to decline 12% during 2008 versus 2007; Production of sport utility vehicles and light trucks is now forecast to be down in 2008 versus 2007; Commercial vehicle production is expected to increase 35% during 2009 (with Class 8 up 52% and Class 5-7 up 17%); Despite the downdraft in trailer and SUV production in 2008, new programs and higher material pass throughs are expected to result in 9% growth in revenue when compared to 2007

Market Outlook Industrial Group The confirmation of Dana's restructuring plan by the bankruptcy court and the receipt of exit financing is positive news Exit expected during January, with subsequent request to list on the NYSE Outstanding Board of Directors, which provides sense of optimism Despite the lowered expectation for top line growth in 2008, we expect continued margin recovery throughout the year as previously discussed initiatives contribute to income

Market Outlook Electronics Group; Aerospace and Defense is expected to show strong double digit growth during 2008, driven by the continued launch of new classified programs; Demand for secure communications products continues to increase; Product line expansions in our Data Systems business are expected to lead to growth in this high value-added segment; Test; Measurement is expected to benefit from the continued growth of calibration services and the award of new multi-year contracts; In summary, the outlook is positive, the result of which is expected to drive revenue growth for the Company in 2008 and beyond, while margins are expected to expand with the additional volume and benefit from an increased concentration of product sales

Conclusion The outlook for the economy in 2008 has been revised downward in recent months, reflecting issues in housing, credit, energy and consumer confidence, among other factors; At this time in 2006, ACT was forecasting a 28% increase in production for commercial vehicles in 2008, the result of which was expected to make a significant contribution to the Company's top and bottom lines; Despite the delay of this demand into 2009, we still expect to make important progress in our Industrial Group during 2008, but the financial results will not be as strong as we would have otherwise expected; Our Electronics Group is expected to continue its double digit top line growth as margins expand, driven by the launch of new secure programs, improved product mix and growth in calibration; All in, the year will represent an important improvement over 2007 and serve as a critical building block for an order of magnitude improvement in financial performance during 2009

2007 Update 2008 Forecast

EPS EPS Free Cash Flow Free Cash Flow PBT down $1.5; EPS decreases 8 cents Guiding $0.08 EPS lower due primarily to softer heavy/med duty truck volume lower tax benefit from domestic/int’l split Cash flow down $5 from prior guidance Lower Q4 volumes converting to lower collections Guiding $10 lower in revenue due to slower truck volumes Prior Guidance Current Fcst Revenue Revenue EPS EPS Free Cash Flow Free Cash Flow PBT down $1.5; EPS decreases 8 cents Total Year 2007 Update

October forecasted 2008 up 22% over 2007 Current view up 1% over 2007 2009 rebounds 52% October predicted 15% growth over 2007 Revised view flat with 2007 2009 grows 17% Class 5-8 Truck Market Forecast 11 October forecasted 2008 up 22% over 2007 Current view up 1% over 2007 2009 rebounds 52% October predicted 15% growth over 2007 Revised view flat with 2007 2009 grows 17% Class 5-8 Truck Market Forecast ACT North American Production/Build Forecast CLASS 5-7 - 50,000 100,000 150,000 200,000 250,000 300,000 2004 2005 2006 2007 2008 Oct ACT 2008 Dec ACT 2009 ACT North American Production/Build Forecast CLASS 8 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2004 2005 2006 2007 2008 Oct ACT 2008 Dec ACT 2009

TY 2008 Earnings Guidance

($M, except EPS)

* Excludes impact of selling Dana claim; includes $10M tax pymt on claim


Revenue
$425 - $430
$460 - $480
2007E
2008E


EPS
$0.05 - $0.10
($0.12) – ($0.10)
2007E
2008E


Free Cash Flow
$0 *
($18) - ($13)
2007E
2008E

Revenue up 10%

- SIG up 9%
  - Material price increase drives 6% growth
  - Truck mkt up 3%
    - Non-core business reductions & declines in trailer and light vehicle
    - 5% increase in Med/Heavy Duty
- SEG up 11%
  - 15% A&D growth from secure communications product growth
  - T&M growth of 5%

PBT up $6M; EPS increases 18 cents

- SIG PBT down only $1M despite $11.1M of '07 non-recurring settlement gains
- SIG productivity of $7M driven by product shifts, restructuring efforts
- SEG PBT increasing $7M from product mix, productivity, and volume
- Increasing R&D 40% to support SEG NPI
- SG&A at 9-10% of revenue

$0 cash flow excl. claim liquidation

- $20M of Cash from Operating Activities
- Operating cash includes $10M tax pymt in '08 for Dana claim
- $20M of Capex
- Dana claim converting to equity …liquidating position throughout '08 resulting in $70M of proceeds
- Projected cash position to exceed debt by Q3

12

TY 2008 Segment View

Industrial

Sales V%

9%

- **Industrial volumes flat, except Energy market…market upturn expected in Q4**
  - Material price increases resulting in higher revenue drive 6 points of sales growth
  - Med/Heavy Duty up 5%; Light Duty down 3%; Trailers down 4%
  - Energy prices result in continued demand for Engineered Products – up 7-8%
- **Restructure operations and address portfolio profitability**
  - Restructuring efforts more measured as focus turns to contractual commitments
  - Despite flat volumes, 1 pt. margin improvement to reflect price and strategic product shifts

GM%

8%

A & D

Sales V%

15%

- **Planned growth of 15% in revenue … strong 2H driven by NPI**
  - Strong demand in secured communication products with next generation of link encryption product
  - Migrating to higher margin EMS business…doubling Space revenue in 2008
  - New recorder offerings to telemetry & INTEL markets; Penetrate INTEL receiver market
- **Stronger execution and customer need focus**
  - 40% increase in R&D funding for new classified communication product and recorder offerings
  - 5 pt. margin expansion driven by new product commercialization & '08 process improvements
  - Program delays behind us…certification expected within a month

GM%

15%

T & M

Sales V%

5%

- **Growth occurring across most businesses**
  - $3M of new Calibration business…focus on new on-site solutions and expansion into Mexico
  - New business opportunities to expand in product testing services; product demand strong
- **Driving for improved margins**
  - 2 pt. margin expansion driven by footprint consolidation in '07 and pricing initiatives
  - Continued increase in labor productivity via automation and technician training programs

GM%

26%

13

SYPRIS SOLUTIONS

Truck Market Rebounds in 2009 Heavy Duty by 52% Med Duty by 17% Commercial Realignment – Contract expiration / realignment opportunities Rationalize product lines, exiting low value add products Organic growth in core products/expand customer base Energy Market Growth Continues Multiple Levers Driving Strong Double Digit Growth in 2009 Multiple Levers Driving Strong Double Digit Growth in 2009 17 56 45 5 274 2007 E Mat'l Reval '09 Truck Rebound Product Rationalization Organic Energy 2009 E Industrial Growth / Commercial Realignment

Revised to reflect softer ’08 market & lower execution risks 4-Phased approach covering 39 months (Q4’07 – Q4’10) Transitions SIG to CoE model Aligns with customers’ objectives Delivers significant benefits to Sypris & customers Savings Costs $5M $7M Benefits Begin to Accrue in 2008 Benefits Begin to Accrue in 2008 Industrial Group Restructuring / LEAN Meet customer requirements Rationalization of non-core products Increase content in core products Relocate specific operations closer to customers and in lower costs locations Improve productivity through automation & technology

TY 2008 Segment View

Industrial

Sales V%		GM%
9%		8%

- **Industrial volumes flat, except Energy market…market upturn expected in Q4**
  - Material price increases resulting in higher revenue drive 6 points of sales growth
  - Med/Heavy Duty up 5%; Light Duty down 3%; Trailers down 4%
  - Energy prices result in continued demand for Engineered Products – up 7-8%
- **Restructure operations and address portfolio profitability**
  - Restructuring efforts more measured as focus turns to contractual commitments
  - Despite flat volumes, 1 pt. margin improvement to reflect price and strategic product shifts

A & D

Sales V%		GM%
15%		15%

- **Planned growth of 15% in revenue … strong 2H driven by NPI**
  - Strong demand in secured communication products with next generation of link encryption product
  - Migrating to higher margin EMS business…doubling Space revenue in 2008
  - New recorder offerings to telemetry & INTEL markets; Penetrate INTEL receiver market
- **Stronger execution and customer need focus**
  - 40% increase in R&D funding for new classified communication product and recorder offerings
  - 5 pt. margin expansion driven by new product commercialization & '08 process improvements
  - Program delays behind us…certification expected within a month

T & M

Sales V%		GM%
5%		26%

- **Growth occurring across most businesses**
  - $3M of new Calibration business…focus on new on-site solutions and expansion into Mexico
  - New business opportunities to expand in product testing services; product demand strong
- **Driving for improved margins**
  - 2 pt. margin expansion driven by footprint consolidation in '07 and pricing initiatives
  - Continued increase in labor productivity via automation and technician training programs

16

SYPRIS SOLUTIONS

Electronics Group Growth

- Broader Offering in Secured Communications
  - New generation encryption product to launch in Q1'08 … $20-25M / yr
  - R&D investment to provide new market … $5M-$10M / yr
- A&D New Products / New Markets
  - Receivers & recorders for INTEL and telemetry markets
  - Select EMS … Space being a key market of interest
- Test Services Growth
  - Multi-year and On-site contracts
  - International growth through customers



2007 – 2009 Revenue
153
25
15
15
5
213
2007 E
Secure Comm. Prods
Recorder / Receiver
Select EMS
Test & Msmt
2009 E
A&D New Products / Markets

Targeting for 20% Annual Growth During Period

17

SYPRIS SOLUTIONS

EPS EPS 2007 2008E ($0.01) $0.00 Free Cash Flow Free Cash Flow 2007 2008E ($2) ($10-$12) ($M, except EPS) Revenue down 6% 12% decline in Industrial driven by Commercial Truck cycle 16% increase in SEG driven by growth in products and test services PBT up $0.4; EPS increases 1 cent SIG holds PBT flat despite volume decline as price/prodty improvements offset SEG grows $0.4 as higher volumes are are partially offset by R&D investment Cash flow flat versus;07 excl tax pmt Includes $10 tax pymt on Dana claim $6M of Cash from Operating Activities Capex of $7M driven by SIG $111 $102 - $107 Q1 2008 Earnings Guidance

2008 Summary Sets Stage for Double-Digit Revenue & Profit Expansion in;09 Sets Stage for Double-Digit Revenue & Profit Expansion in;09 Positive earnings projected for 2008 despite softer truck demand10% revenue growth supported by strong;particularly in Electronics Program delays are behind Electronics;launch of new product in January $15M of critical investments to improve profitability and growth Revised SIG restructuring program to meet customer requirements & lower execution/financial risks in light of softer market Key programs driving margin expansion across all segments: SIG programs offset non-recurring settlement impact in;07 of 40 cents SIG shifting away from non-core products;increasing core product sales SEG programs on track;key program launch & productivity initiatives drive improved profit $20M of Operating Cash generated in 2008 (incl. $10M tax pymt) Projected cash position to exceed debt by Q3 (assuming liquidation of claim/equity)